Exhibit 99.1

Copyright © Titan Pharmaceuticals 2019 Not for Promotional Use Titan Pharmaceuticals Titan Corporate Presentation | February 2019

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , or the Exchange Act . All statements other than statements of historical facts contained or incorporated by reference in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words .  These forward - looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, so you should not place undue reliance on our forward - looking statements . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results . We have included important factors in the cautionary statements included in this presentation, and in the documents we file with the Securities and Exchange Commission under the Securities Act and Exchange Act, particularly in the ‘Risk Factors’ section, that could cause actual future results or events to differ materially from the forward - looking statements that we make . Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make . The forward - looking statements included in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation . This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry . We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty . We caution you not to give undue weight to such projections, assumptions and estimates . ProNeura is a trademark and Probuphine is a registered trademark of Titan Pharmaceuticals, Inc . Forward - Looking Statements 2

A commercial - stage company marketing Probuphine ® for the maintenance treatment of Opioid Use Disorder (OUD) in the U.S. Company Snapshot 3 Probuphine implant formulation of buprenorphine that was reacquired by Titan in mid 2018 • Approved in U.S. and Canada, under regulatory review in EU • An important therapeutic option to fight the growing opioid addiction pandemic ProNeura ™ platform technology that once implanted, provides continuous delivery, maintaining a stable blood level of selected drugs for the treatment of addiction and other disease categories • Product Development Pipeline: OUD, Pain, Parkinson’s disease, malaria, diabetes, thyroid disease

Plasma Drug Levels Time Therapeutic Window ProNeura Oral Delivery ProNeura Long - Term Drug Delivery Platform 4 Drug is released continuously into patient's body through dissolution EVA POLYMER API* IMPLANT BLENDED & EXTRUDED Subdermal Administration *API = Active pharmaceutical ingredient

ProNeura - Based Products & Product Candidates Robust Pipeline 5 Feasibility Programs • Malaria prophylaxis (in collaboration with Walter Reed Army Institute of Research and Southwest Research Institute) non - clinical research funded by WRAIR • Type 2 diabetes with currently approved peptides • Peripheral neuropathic pain with a Kappa opioid receptor agonist in collaboration with JT Pharmaceuticals • Hypothyroidism with triiodothyronine (T3) CANDIDATE INDICATION STAGE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET Probuphine (United States, Canada) Opioid Use Disorder Probuphine (European Union) Opioid Use Disorder Ropinirole Implant Parkinson’s Disease Nalmefene Opioid Use Disorder

PROBUPHINE is an implant that contains the medicine buprenorphine. PROBUPHINE is indicated for the maintenance treatment of opioid dependence in patients who have achieved and sustained prolonged clinical stability on low - to - moderate doses (doses no more than 8 mg per day) of a transmucosal buprenorphine - containing product. PROBUPHINE is part of a complete treatment program that also includes counseling and behavioral therapy. Probuphine (buprenorphine) Implant Indication 6 Please see Important Safety Information including the Full Prescribing Information and Boxed Warning regarding Implant Migration, Protrusion, Expulsion and Nerve Damage associated with Insertion and Removal

Probuphine A Novel Solution 7 *European patent was acquired by Molteni in March 2018 Commercial Status: • North American rights reacquired in mid 2018 • Canadian commercialization by Knight Therapeutics Inc. • Rights to EU and other select territories acquired by Molteni Farmaceuticci - currently under review by the European Medicines Agency (EMA) Intellectual Property: • Patent protection in U.S. and Europe* into 2024 and 2023, respectively • Related patents have also been issued in Australia, Canada, India, Japan, Mexico, New Zealand and Hong Kong

Addiction To Opioids Challenge & Opportunity 8 1. McLellan A et al., JAMA 2000;284(13): 1689 - 1695 2. Yokell M et al., Curr Drug Abuse Rev 2011;4(1):28 - 41 3. Sehgal et al., Pain Physician 2012;15:ES67 - 92 4. Earnshaw V et al., Int J Ment Health Addict 2013;11(1): 110 - 122 5. Indivior Half Year Results 2018 presentation, July 25, 2018 Approximate U.S. annual sales Buprenorphine is a First - Line Treatment in Medication Assisted Therapy (MAT) $2B U.S. Opioid Overdose Deaths in 2017 Each Day 115 From Prescription Opioids 40% As many as in 1999 4X Source: Centers for Disease Control and Prevention, National Conference of State Legislatures NEJM Catalyst ( catalyst.nejm.org ) © Massachusetts Medical Society Challenges with sublingual buprenorphine • Poor compliance, diversion and abuse 1,2,3 • Variable levels of medication in blood 4 • Stigma associated with daily dosing 4 Treatment landscape is evolving • Indivior influencing the market from daily to longer - term therapy 5 • Probuphine can benefit from the changing emphasis to longer term therapeutic options

9

Market Opportunity

Growing Unmet Medical Need

In the U.S.

50%

of the patient population with **OUD** is still **medically untreated**

About

52,000

of physicians, representing **5% of the nation's doctors**, are currently certified to prescribe buprenorphine

About

6,000

physicians are writing approximately **90% of buprenorphine prescriptions**

About

1/2

of U.S. counties don't have a single buprenorphine prescriber*

Opioid overdoses costing U.S. hospitals an estimated

$11B annually**

* New York Times, June 23, 2018

** Analysis reported by Premier, Inc., posted on January 3, 2019

Excerpt from *New York Times*, Editorial Board, August 24, 2018

"In 2017, overdose deaths in the United States jumped 10% to about 72,000, the CDC said last week. The new data show that people are dying from opioids that are more potent and more dangerous than were available in years past. The CDC also found that many people who overdose are simultaneously using multiple drugs like heroin, fentanyl, cocaine, methamphetamines and benzodiazepine, an anti-anxiety medicine, and that the crisis has spread across the country, from rural and suburban areas to cities."

U.S. Regulatory Strategy Assess Potential For Label Expansion 10 New FDA guidance on MAT for opioid addiction* • Encourages development of longer - acting formulations • Acknowledges the need for new drugs that don’t end addiction, but help with aspects of it, such as cravings, or overdoses, with the goal remaining complete abstinence Evaluate possible options for broadening the target population • More severe end of the OUD spectrum • Use of Probuphine for long - term taper * Press announcement from FDA, April 20, 2018

Probuphine Relaunch 11

Q4 2018 90 - Day Transition Plan Complete 12 Market Readied for Launch Promotional Materials Prepared for Launch Differentiated & Executable Market Strategy Manufacturing and Logistics In Place Sales force Primed For Launch

Transition To Commercial - Stage Company 13 Marketing Support & Business Information Field Support Information Services Marketing, PR & Brand Development Payor Strategy & Reimbursement Business Analytics & Forecasting Sales Operations, Regulatory & Compliance

Built a commercial infrastructure to support growth • Established a small (~10 seasoned people) commercial and medical affairs team with expertise in: o Sales o Marketing and supply chain logistics o Medical science liaison and training functions o REMS program management o 3rd party payor and medical access Simplifying system of distribution and reimbursement Focused market segmentation strategy Ongoing assessment of synergistic partnerships for expanded market access Transition of Probuphine from Braeburn to Titan is complete Titan Transformed Development - Stage To Commercial - Stage 14

U.S. Relaunch

15

A Focused Segmentation Strategy Across 4 Key Segments

4 KEY SEGMENTS

Certified Healthcare Providers

Engage the top tier subgroup of 75-100 highest Probuphine prescribers

- Identify practices with emphasis on long-term patient treatment
- Work closely with physician's office staff to identify the right patients and create an integrative sales activity
- Interact with 3rd-party payors to pave the way for better Medical Access outcomes for patients

Residential Treatment Facilities

Numerous treatment facilities in the U.S.

- High rates of post-discharge relapse, including overdose events and related deaths
- Growing pressure to include MAT in residential programs
- Probuphine is well suited for stable patients returning home

Academic Addiction Programs

Thousands of eligible OUD patients are treated in Academic programs

- Initially target selected academic centers, leveraging existing relationships with KOLs
- Growth opportunity for Probuphine uptake and clinical research
- Train next generation of Probuphine providers

Criminal Justice System

2.3 million people are currently incarcerated in U.S. Correctional Facilities: ~ 25% have OUD

- Less than 1% of U.S. prisons and jails allow access to medication for OUD, and only 11% of inmates who need OUD treatment receive any form of it
- New research has demonstrated benefits of MAT during incarceration and upon release
- Select criminal justice programs are beginning to utilize MAT
- Titan has identified certain state programs as potential targets for early Probuphine utilization

Overview Of Key Activities Customer Feedback Mechanism – Full PR Program 16 • Introduced Titan and Probuphine to select payor customers • Conducted a payor advisory board with large plans, PBMs and select IDNs • Implement lobbying strategy at Federal & State levels Provider Caregivers Payor Advocacy Patient

17

Certified Health Care Providers

Building Strategic Partnerships For Effective Sales Deployment


MT
ND
MN
SD
IA
NV
UT
CO
MO
OK
AR
NM
LA
Salesforce Coverage
Northeast Region
Midwest Region
Southeast Region
Northwest Region
Southwest Region
Probuphine REMS Certified HCP

17

TITAN PHARMACEUTICALS

• Highly Focused Market Segmentation & Strategy • Integrative Selling Initiative Showing Positive Impact • Core Messaging Resonating with the Right Clinicians and Patient Population Early Signs Of Success Probuphine Shipments 18 Double - digit increase in Probuphine shipments following assumption of sales responsibilities* 20+% *Titan press release Jan 31, 2019

In Summary 19 ProNeura Unique and compelling long - term drug delivery platform Probuphine Only product on market to provide six - month, continuous, non - fluctuating blood levels of buprenorphine by Week 4 for maintenance treatment of OUD Development Pipeline ProNeura product candidates for OUD ( nalmefene ), Parkinson’s disease (ropinirole), malaria prophylaxis (collaboration with Walter Reed Institute), and more U.S. Commercialization Probuphine relaunch in early stages showing meaningful growth Partnerships Established partnerships for Probuphine in Europe and Canada

Copyright © Titan Pharmaceuticals 2019 Not for Promotional Use Titan Pharmaceuticals Titan Corporate Presentation | February 2019